Exhibit 21.1
Subsidiaries of Lions Gate Entertainment Corp.

100 Plus Productions, Inc.	NY
ABX Productions Inc.	PA
All About Us Productions, Inc.	CA
Alpha & Omega Productions, LLC	DE
Arima, Inc.	DE
Artisan Entertainment Inc.	DE
Artisan Filmed Productions, Inc.	CA
Artisan Home Entertainment Inc.	DE
Artisan Pictures Inc.	DE
Artisan Releasing Inc.	DE
Associated Corporate Holdings Ltd.	BVI
B and G Derivatives Holdings, LLC	CA
Babe Ruthless Productions, LLC	CA
Backseat Productions, LLC	CA
Baster Productions, LLC	CA
BD Optical Media, Inc.	DE
BHF Productions Inc.	CA
Biggest Loser Ltd.	UK
Blair Witch Films LLC	CA
Blissful Productions Corp.	British Columbia
Blitz Distribution Limited	UK
Blitz Films Limited	UK
Blitz Productions Limited	UK
Blue Mountain State Productions Corp.	Canada (Federal)
Boss Kane Productions, Inc.	CA
Box Productions, LLC	CA
Burrowers Productions, Inc.	CA
Burst Productions LLC	CA
Category Ish, LLC	DE
Cinepix Animation Inc.	Canada (Federal)
Cinepix Films Inc.	Canada (Federal)
Civil Productions, Inc.	CA
Cornfield Productions LLC	IA
Countryman Productions, LLC	CA
Crash 2 Television Productions, Inc.	CA
Crash Television Productions, Inc.	CA
Crick Pictures LLC	CA

Cupid Productions, Inc.	PA
Curse Productions, LLC	CA
Dancing Elk Productions, LLC	CA
Dark Days, LLC	CA
DD2 Acquisition Corp.	CA
Dead Zone Production Corp.	Britisjh Columbia
Debmar Studios, Inc.	CA
Debmar/Mercury (WW) Productions, LLC	CA
Debmar/Mercury International Limited	UK
Debmar/Mercury, LLC	CA
Delish Project, LLC	DE
Delish Television Development, LLC	DE
DJM Services Inc.	CA
Dodge Productions LLC	CA
Dresden Files Productions Corp.	Ontario
Dresden Files Productions I Corp.	Ontario
Dyke Hill Mine (Pvt) Ltd.	Zimbabwe
Elevation Sales Ltd.	UK
Exercise TV International, Inc.	DE
EZ Flix, Inc.	DE
EZ Flix Productions, Inc.	DE
Fear Itself Productions Corp.	Alberta
Film Holdings Co.	DE
First Ontario Film Distributor Ltd	British Columbia
Five Days Productions Corp.	British Columbia
GC Films, Inc.	CA
GC Short Films, Inc.	CA
GLC New Enterprise Licensing LLC	CA
GLC New Enterprise Licensing LLC	CA
Going South Productions, LLC	CA
Golden Atlantic BV	Netherlands
Good Evel Productions, Inc.	CA
Gray Matters Productions Ltd.	K
Grindstone Entertainment Group, LLC	CA
Harold Productions, LLC	LA
Heart Frank, Inc.	CA
Higher Post LLC	CA
Horsemen Productions, LLC	CA
Invisible Casting Inc.	CA
IWC Productions, LLC	CA
JV1 Delish LLC	DE

Kill Pit Productions, Inc.	PA
Kumar Productions, LLC	LA
Landscape Entertainment Corp.	DE
Landscape Films Inc.	CA
Landscape Interactive Inc.	CA
Landscape Interactive Web Design Inc.	CA
LG Films Finance I, LLC	DE
LG Horror Channel Holdings, LLC	DE
LG Pictures Inc.	DE
LG UK Film Ventures LLC	CA
LG Productions Canada ULC	British Columbia
Lions Gate Australia Pty Ltd.	Australia
Lions Gate Entertainment Inc.	DE
Lions Gate Films Inc.	DE
Lions Gate Films Licensing LLC	DE
Lions Gate Films of Puerto Rico, Inc.	Puerto Rico
Lions Gate Films Productions Corp./Productions Films Lions Gate S.A.R.F.	Canada (Federal)
Lions Gate Home Entertainment UK Limited	UK
Lions Gate India, Inc.	DE
Lions Gate International Sales, LLC	DE
Lions Gate Mandate Financing Vehicle Inc.	DE
Lions Gate Media Ltd	UK
Lions Gate Music Corp.	British Columbia
Lions Gate Music Publishing LLC	DE
Lions Gate Music, Inc.	DE
Lions Gate Online Shop, Inc.	CA
Lions Gate Pennsylvania, Inc.	PA
Lions Gate Pictures UK Limited	UK
Lions Gate Records, Inc.	CA
Lions Gate Spirit Holdings, LLC	DE
Lions Gate Television Development LLC	CA
Lions Gate Television Inc.	DE
Lions Gate Tennessee, Inc.	TN
Lions Gate UK Limited	UK
Lions Gate X Productions, LLC	DE
Lions Gate X-US Productions, LLC	DE
LionsGate Channels, Inc.	DE
LOL Productions, LLC	CA
Lucky 7 Productions Corp.	British Columbia
Ludus Productions, Inc.	CA

Mandate Development II LLC	DE
Mandate Development LLC	DE
Mandate Films, LLC	DE
Mandate Holdings, LLC	DE
Mandate Music Publishing, LLC	DE
Mandate Pictures, LLC	DE
Mandate Productions LLC	DE
Manifest Entertainment, LLC	CA
Mercury Productions, LLC	CA
Missing Productions III Corp.	Ontario
Mix Productions Limited	UK
Mother Productions Corp.	Ontario
MQP, LLC	DE
Needle Productions Inc.	PA
Networks CTS, Inc.	DE
Next Productions, Inc.	DE
NGC Films, Inc.	CA
Nurse Productions, Inc.	NY
Passengers Productions, LLC	CA
Pearl River Holdings Corp.	British Columbia
Peeples Productions, Inc.	CA
Pgh Productions, Inc.	PA
Planetary Productions, LLC	CA
Playlist, LLC	CA
Power Mongering Despot, Inc.	CA
Production Management Inc.	NM
Profiler Productions Corp.	Ontario
Psycho Productions Services Corp.	Ontario
Punisher Productions, Inc.	CA
PWG Productions, Inc.	CA
PX1 Productions, Inc.	CA
PX1 Productions Corp.	British Columbia
R&B Productions, Inc.	CA
Rabbit Productions Inc.	CA
Radiant Productions Corp.	British Columbia
Santa Stash, LLC	CA
Screening Room, Inc.	CA
Silent Development Corp.	DE
Skillpa Productions, LLC	CA
Skipped Parts Productions Inc.	Saskatchewan
South Exploration Services Ltd.	Trinidad

Special Ops Productions, Inc.	CA
Spoofalicious, Inc.	CA
SS3 Productions, Inc.	PA
Sweat Productions, Inc.	CA
Talk Productions Corp.	Ontario
Ted Productions, Inc.	CA
Terrestrial Productions Corp.	British Columbia
Tiger Gate Entertainment Ltd.	Hong Kong
Tiny Horse Productions, Inc.	NY
Tooth Film Productions	UK
Touch Productions Corp.	Canada (Federal)
Tough Trade Productions, Inc.	TN
U.R.O.K. Productions, Inc.	CA
Verdict Productions, Inc.	PA
Vestron Inc.	DE
Weeds Productions Inc.	CA
Wilde Kingdom Productions Corp.	British Columbia
Wildfire 3 Productions Inc.	CA
Wildfire 2 Productions Inc.	CA
Wildfire 4 Productions Inc.	CA
Wildfire Productions Inc.	CA